Exhibit 99.1

ScoutCam Completes Verification & Validation for Miniature Camera Solution with Fortune 500 Customer

Milestone Highlights Ongoing Market Adoption of Company Technology

Omer, Israel June 6, 2022 (GLOBE NEWSWIRE) – ScoutCam Inc. (OTCQB: SCTC) (“ScoutCam” or the “Company”), a leading provider of image-based solutions (including cloud and AI image processing) to the condition-based maintenance (CBM) and the predictive maintenance (PdM) markets, today announced that it has completed the verification and validation (V&V) stage of its miniature camera solution with a Fortune 500 company.

The announcement comes as the Company prepares to commence mass production and enter the supply stage of its proprietary, patented equipment for delivery to the Fortune 500 customer. With this important V&V phase complete, the Company believes sales revenue could reach tens of millions of dollars as ongoing supply agreements with the customer accumulate in the coming years.

“This is a major milestone for ScoutCam and we expect it to generate considerable interest in the marketplace,” said Yovav Sameah, CEO of ScoutCam. “The continued adoption of our technology across all verticals, combined with advances in our technology development and implementations, demonstrates that our unique miniature camera solution is market ready, in demand and providing much-needed value.”

About ScoutCam

ScoutCam is pioneering the predictive maintenance and condition-based monitoring markets with its visualization and AI platform. Establishing the use of its visualization and AI platform in Industry 4.0 markets such as aviation, energy, mobility and transportation, ScoutCam’s camera-as-a-sensor™ technology, accompanied by specialized, trained AI models, is being deployed in hard-to-reach locations and harsh environments, across a variety of predictive maintenance and condition-based Monitoring use cases. ScoutCam’s platform allows maintenance and operations teams to see into areas inaccessible during normal conditions and operations, or where the operating ambience is not conducive to continuous real-time monitoring.

For more information, please visit https://www.scoutcam.com.

Forward-Looking Statements

Information set forth in this news release contains forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, the Company’s belief that sales revenue from ongoing supply agreements with the Fortune 500 customer could reach tens of millions of dollars in the coming years, as discussed in this press release. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management’s current expectations and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, including those that utilize our micro ScoutCam™ technology or offer Predictive Maintenance and Condition Based Monitoring applications, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, product malfunctions and the functionality of ScoutCam’s solutions under all environmental conditions, (vi) our limited manufacturing capabilities and reliance on third-parties for assistance, (vii) an inability to establish sales, marketing and distribution capabilities to commercialize our products, (viii) an inability to attract and retain qualified personnel, (ix) our efforts obtain and maintain intellectual property protection covering our products, which may not be successful, (x) our reliance on single suppliers for certain product components, including for miniature video sensors which are suitable for our Complementary Metal Oxide Semiconductor technology products, (xi) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain, (xii) the impact of pandemics, such as COVID-19 (coronavirus) and (xiv) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical, global supply chain and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. These and other important factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 30, 2022, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Except as required under applicable securities legislation, the Company undertakes no obligation to publicly update or revise forward-looking information.

Investor Relations Contact:

Miri Segal

MS-IR LLC

Tel: +917-607-8654

E-mail: msegal@ms-ir.com